IASIS
HEALTHCARE(R)



INVESTOR CONTACT:                                   NEWS MEDIA CONTACT:
David R. White                                      Eve Hutcherson
Chairman and Chief Executive Officer                Director, Public Relations
   or                                               (615) 467-1221
W. Carl Whitmer
Executive Vice President and
   Chief Financial Officer
(615) 844-2747



                IASIS HEALTHCARE ANNOUNCES FOURTH QUARTER RESULTS
                       -----------------------------------
            COMPANY ANNOUNCES APPOINTMENT OF CHIEF FINANCIAL OFFICER

FRANKLIN, Tennessee (December 4, 2001) -- IASIS Healthcare(R) Corporation, a leading owner and operator of acute care hospitals, announced today results for the fourth quarter and year ended September 30, 2001. The Company also announced that W. Carl Whitmer has been promoted to executive vice president and chief financial officer, effective immediately. Mr. Whitmer had previously served as vice president and treasurer of IASIS since March of 2000. David R. White, chairman and chief executive officer of IASIS, said, "Carl has been a valuable member of the management team since joining IASIS. His leadership skills and exceptional reputation have served the Company well. We are excited to have Carl in this new role."

         Net revenue for the quarter ended September 30, 2001, was $220.6 million compared with $206.1 million in the same quarter of last year. Earnings from continuing operations before interest expense, minority interests, income taxes, recapitalization costs, provision for asset revaluation, closure and other costs, depreciation and amortization (EBITDA) for the fourth quarter increased 19.1% to $23.1 million compared with $19.4 million in the prior year period. Net loss from continuing operations for the quarter ended September 30, 2001, was $4.6 million compared with a net loss from continuing operations of $9.9 million in the same prior year period. The results for the quarter ended September 30, 2001, include EBITDA losses of $1.7 million at Rocky Mountain Medical Center (RMMC), which was closed on June 2, 2001. Results for the comparable period in the prior year included net revenue of $2.8 million and EBITDA losses of $4.2 million at RMMC. Excluding RMMC, net revenue for the quarter ended September 30, 2001, increased 8.5% to $220.6 million compared with $203.3 million in the same quarter of last year, and EBITDA for the quarter ended September 30, 2001, increased 5.1% to $24.8 million compared with $23.6 million in the same quarter of last year.

         In commenting on the quarterly results, Mr. White said, "We are pleased to report improved results and strong cash flow this quarter compared with the same quarter last year. We believe our strategy of developing community-focused hospitals in high growth urban and suburban markets,



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IASIS Healthcare Announces Year-End Results
Page 2
December 4, 2001



working with physicians and managed care plans and improving operations is beginning to produce positive results. The difficult decisions we made this year, such as closing Rocky Mountain Medical Center, have positioned us well to see continued improvements. I am very excited about the opportunities ahead in 2002 and look forward to continuing to improve and invest in our hospitals."

         Net revenue for the year ended September 30, 2001, was $889.5 million compared with $815.2 million in the prior year. EBITDA for fiscal year 2001 totaled $103.7 million compared with $111.6 million in fiscal year 2000. Net loss from continuing operations for the year ended September 30, 2001, was $30.9 million compared with a net loss from continuing operations of $4.1 million in the prior year. The results for the year ended September 30, 2001, include net revenue and EBITDA losses of $12.9 million and $10.1 million, respectively, at RMMC. Results for the prior year included net revenue of $4.5 million and EBITDA losses of $9.0 million at RMMC. Excluding RMMC, net revenue for the year ended September 30, 2001, totaled $876.6 million compared with $810.7 million in the prior year, and EBITDA for the year ended September 30, 2001, totaled $113.8 million compared with $120.6 million in the prior year.

         As previously announced and recorded in the quarter ended June 30, 2001, the results for the year ended September 30, 2001, include a total of $16.6 million of charges relating to asset revaluation and closure expenses of RMMC, employee severance costs and the write-off of deferred IPO costs and a $6.35 million reduction of net revenue to provide for managed care valuation allowances. The $6.35 million managed care valuation allowances consisted of $4.5 million to provide for healthcare service claims disputed with managed care organizations and other third-party payors. These claims resulted from services rendered to patients in previous periods and were considered valid claims for reimbursement. The Company substantially completed an information systems conversion in calendar 2000. Certain managed care and other claims submitted during the conversion period were denied, in whole or in part, by third-party payors as being improperly submitted. The allowance was provided to report the claims at their estimated net realizable value. Also, the Company terminated a capitated contract with a managed care organization at one of its Phoenix hospitals in March 2001. A provision of $1.85 million was recognized due to disputes that arose relating to costs associated with patients previously covered under that capitated contract.

         Exclusive of RMMC operations and the $6.35 million managed care valuation allowances, net revenue for the year ended September 30, 2001, increased 8.9% to $883.0 million compared with $810.7 million in the prior year, and EBITDA for the fiscal year 2001 totaled $120.2 million compared with $120.6 million for the prior year.

         Acute Care Service Segment - Exclusive of RMMC operations, net revenue for the acute care service segment for the quarter ended September 30, 2001, increased 6.5% to $190.6 million compared with net revenue of $179.0 million in the same prior year period, and EBITDA for the quarter ended September 30, 2001, increased 4.4% to $23.9 million compared with $22.9 million in the same prior year period. Exclusive of RMMC operations and the managed care valuation allowances, net revenue for the acute care service segment for the year ended September 30, 2001, increased 4.3% to $772.5 million compared with pro forma net revenue of $740.8 million in fiscal year 2000, which assumes that the acquisitions of ten acute care hospitals and other related operations from Tenet Healthcare on October 15, 1999, were effective as of October 1, 1999. Acute care services EBITDA, exclusive of RMMC operations and the managed care valuation allowances,



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IASIS Healthcare Announces Year-End Results
Page 3
December 4, 2001



for the year ended September 30, 2001, totaled $116.1 million compared with pro forma EBITDA of $116.1 million for fiscal year 2000.

         Same facility net revenue per adjusted patient day increased by 6.7% for the quarter ended September 30, 2001, compared with the same prior year period. Same facility hospital admissions and adjusted admissions for the quarter ended September 30, 2001, increased over the prior year period by 0.6% and 4.0%, respectively. In addition, same facility hospital admissions and adjusted admissions for the year ended September 30, 2001, increased over the prior year period, on a pro forma basis, by 4.8% and 4.4%, respectively. Same facility includes all of the Company's hospitals except RMMC. The Company has experienced negative volume trends in one of its markets driven in part by the termination of a contract with a managed care organization and the closure of two sub-acute units. Excluding this market, same facility hospital admissions and adjusted admissions would have increased by 5.6% and 9.1%, respectively, for the quarter ended September 30, 2001, and 9.4% and 9.6%, respectively, for the year ended September 30, 2001.

         Health Insurance Business Segment - Net revenue for Health Choice, the Medicaid health plan in the Company's Phoenix, Arizona, market, for the quarter ended September 30, 2001, increased 23.0% to $29.9 million compared with $24.3 million in the same prior year period. Enrollment at Health Choice increased 21.4% from 40,746 members at September 30, 2000, to 49,455 members at September 30, 2001. Health Choice EBITDA for the quarter ended September 30, 2001, increased to $1.1 million compared with $600,000 for the same prior year period. Net revenue for Health Choice for the year ended September 30, 2001, increased 19.3% to $110.6 million compared with $92.7 million in the same prior year period, on a pro forma basis. Health Choice EBITDA for the year ended September 30, 2001, was $4.1 million compared with $3.3 million for the year ended September 30, 2000, on a pro forma basis, an increase of 24.2%.

         At September 30, 2001, the Company's net working capital was $69.6 million compared with $89.9 million at June 30, 2001, and $65.0 million at September 30, 2000. Net accounts receivable decreased $4.1 million from $151.9 million at June 30, 2001, to $147.8 million at September 30, 2001, and amounted to 70 days of net revenue outstanding at September 30, 2001, compared with 70 days at June 30, 2001 and September 30, 2000. The Company had no amounts outstanding under its revolving credit facility at September 30, 2001, compared with $14.5 million at June 30, 2001, and no amounts outstanding at September 30, 2000. Cash flow from operating activities for the quarter and year ended September 30, 2001, were $25.2 million and $46.5 million, respectively.

         The Company's financial results from continuing operations exclude the results of Clinicare, the Company's discontinued physician practice operations that consisted of 31 physicians in 13 offices. The Company has substantially completed exiting this business by selling the assets of its physician practices and closing its practice support offices. Revenue and expenses associated with these operations are reported separately as discontinued operations. The Company reported losses from its discontinued physician practice operations for the three months and year ended September 30, 2000, of $8.5 million and $10.6 million, respectively. The loss from discontinued operations for both the fourth quarter and the year ended September 30, 2000, included a charge of $7.4 million to provide for costs associated with the discontinuation and disposal of the physician practices operations. During the year ended September 30, 2001, $1.0 million of previously recorded



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
IASIS Healthcare Announces Year-End Results
Page 4
December 4, 2001



loss accruals for discontinued physician practice operations was reversed due to discontinuing these operations to date at costs that were less than previously provided.

         A listen-only simulcast and 30-day replay of IASIS Healthcare Corporation's year-end conference call will be available through the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on December 4, 2001.

         IASIS Healthcare(R) Corporation, located in Franklin, Tenn., is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. Currently, IASIS Healthcare(R) owns or leases 14 hospitals with a total of 2,063 beds in service. These hospitals are located in four regions:
Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and three cities in the state of Texas, including San Antonio. IASIS Healthcare(R) also operates five ambulatory surgery centers and a Medicaid health plan that currently serves over 50,700 members in Arizona.

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to enter into favorable contracts with managed care payors; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other Federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Benefits Improvement Protection Act of 2000; the impact of possible governmental investigations; our ability to successfully implement and integrate our management information systems at our hospitals; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and from time to time in our filings with the Securities and Exchange Commission.

         Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



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
IASIS Healthcare Announces Year-End Results
Page 5
December 4, 2001



                          IASIS HEALTHCARE CORPORATION
               CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS
              (UNAUDITED EXCEPT FOR YEAR ENDED SEPTEMBER 30, 2000)
                                 (IN THOUSANDS)

                                                                   THREE MONTHS ENDED             YEAR ENDED
                                                                      SEPTEMBER 30,              SEPTEMBER 30,
                                                                ------------------------  -------------------------
                                                                    2001         2000         2001         2000
                                                                -----------  -----------  -----------   -----------
Net revenue                                                     $   220,578  $   206,076  $   889,541   $   815,163

Cost and expenses:
   Salaries and benefits                                             79,919       75,799      317,439       285,451
   Supplies                                                          31,935       30,784      132,332       123,376
   Other operating expenses                                          67,308       63,459      262,671       234,176
   Provision for bad debts                                           18,269       16,651       73,417        60,579
   Interest, net                                                     14,763       16,775       64,346        62,352
   Depreciation and amortization                                     12,824       13,311       53,163        47,559
   Provision for asset revaluation, closure and other costs               -            -       16,612             -
   Recapitalization costs                                                 -            -            -         3,478
                                                                -----------  -----------  -----------   -----------
         Total costs and expenses                                   225,018      216,779      919,980       816,971
                                                                -----------  -----------  -----------   -----------

Loss from continuing operations
   before minority interests and income taxes                        (4,440)     (10,703)     (30,439)       (1,808)
Minority interests                                                      112         (178)         441            74
                                                                -----------  -----------  -----------   -----------

Loss from continuing operations before income taxes                  (4,552)     (10,525)     (30,880)       (1,882)
Income tax expense                                                        -         (634)           -         2,219
                                                                -----------  -----------  -----------   -----------

Net loss from continuing operations                                  (4,552)      (9,891)     (30,880)       (4,101)

Discontinued operations:
   Reversal of excess loss accrual for discontinued
     physician practice operations                                        -            -        1,000             -
   Loss from operations of discontinued
     physician practice operations                                        -       (1,111)           -        (3,226)
   Loss on disposal of physician practice operations,
     including provision of $941 for operating losses
     during phase out period                                              -       (7,376)           -        (7,376)
                                                                -----------  -----------  -----------   -----------
         Net loss                                                    (4,552)     (18,378)     (29,880)      (14,703)

Preferred stock dividends accrued (reversed)
   and accretion                                                          -        6,627      (25,348)       25,402
                                                                -----------  -----------  ------------  -----------
Net loss attributable to common stockholders                    $    (4,552) $   (25,005) $    (4,532)  $   (40,105)
                                                                ===========  ===========  ===========   ===========
EBITDA                                                          $    23,147  $    19,383  $   103,682   $   111,581
                                                                ===========  ===========  ===========   ===========

EBITDA margin                                                          10.5%         9.4%        11.7%        13.7%



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
IASIS Healthcare Announces Year-End Results
Page 6
December 4, 2001




                          IASIS HEALTHCARE CORPORATION
                    CONDENSED AND CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)


                                                                                           (UNAUDITED)
                                                                                            SEPT. 30,     SEPT. 30,
                                                                                              2001          2000
                                                                                          -----------   -----------
                                     ASSETS

Current assets:
   Cash and cash equivalents                                                              $     6,056   $         -
   Accounts receivable, net of allowance for doubtful accounts
     of $25,945 and $31,403, respectively                                                     147,810       146,744
   Inventories                                                                                 21,891        19,874
   Current deferred tax assets                                                                      -         1,146
   Prepaid expenses and other current assets                                                   15,454        12,574
   Assets held for sale                                                                        25,106           607
                                                                                          -----------   -----------
         Total current assets                                                                 216,317       180,945

Property and equipment, net                                                                   335,037       361,293
Goodwill and other intangibles, net                                                           292,304       302,380
Deferred debt financing costs, net                                                             19,768        23,472
Deferred tax assets                                                                                 -         2,036
Other assets                                                                                    2,883         3,713
                                                                                          -----------   -----------
         Total assets                                                                     $   866,309   $   873,839
                                                                                          ===========   ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                       $    48,062   $    31,707
   Salaries and benefits payable                                                               16,806        13,040
   Accrued interest payable                                                                    18,297        20,020
   Medical claims payable                                                                      21,871        16,530
   Other accrued expenses and other current liabilities                                        21,647        20,739
   Current portion of accrued loss on discontinued operations                                     396         4,008
   Current portion of long-term debt and capital lease obligations                             19,603         9,883
                                                                                          -----------   -----------
         Total current liabilities                                                            146,682       115,927

Long-term debt and capital lease obligations                                                  530,574       547,771
Other long-term liabilities                                                                    18,380        13,372
Minority interest                                                                               4,379         2,060
Mandatorily redeemable Series A preferred stock - $0.01 par value, authorized
   500,000 shares; no shares issued and outstanding at September 30, 2001, and
   160,000 shares issued and outstanding at September 30, 2000                                      -       183,199
Mandatorily redeemable Series B preferred stock - $0.01 par value, authorized
   50,000 shares; no shares issued and outstanding at September 30, 2001, and
   5,311 shares issued and outstanding at September 30, 2000                                        -         6,079
                                                                                          -----------   -----------
         Total liabilities                                                                    700,015       868,408


Stockholders' equity:
   Preferred stock - $0.01 par value, authorized 5,000,000 shares;
     no shares issued and outstanding at September 30, 2001 and 2000                                -             -
   Common stock - $0.01 par value, authorized 100,000,000 shares;
     31,961,445 shares issued and 31,932,529 shares outstanding at September 30, 2001;
     14,404,288 shares issued and outstanding at September 30, 2000                               320           144
   Nonvoting common stock - $0.01 par value, authorized 10,000,000 shares;
     no shares issued and outstanding at September 30, 2001 and 2000                                -             -
   Additional paid-in capital                                                                 450,496       259,654
   Treasury stock, at cost, 16,306,541 shares at September 30, 2001,
     and 16,277,625 shares at September 30, 2000                                             (155,300)     (155,025)
   Accumulated deficit                                                                       (129,222)      (99,342)
                                                                                          -----------   -----------
         Total stockholders' equity                                                           166,294         5,431
                                                                                          -----------   -----------
         Total liabilities and stockholders' equity                                       $   866,309   $   873,839
                                                                                          ===========   ===========


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
IASIS Healthcare Announces Year-End Results
Page 7
December 4, 2001


                          IASIS HEALTHCARE CORPORATION
               CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                                  YEAR ENDED
                                                                                                 SEPTEMBER 30,
                                                                                          -------------------------
                                                                                              2001         2000
                                                                                          -----------   -----------
                                                                                           (UNAUDITED)
Cash flows from operating activities:
   Net loss                                                                               $   (29,880)  $   (14,703)
   Adjustments to reconcile net loss
     to net cash provided by (used in) operating activities:
       Depreciation and amortization                                                           53,163        47,559
       Minority interests                                                                         441            74
       Deferred tax assets, net                                                                     -        (3,182)
       Gain on sale of property and equipment                                                    (314)            -
       Loss accrual (reversal of excess loss accrual) for discontinued operations              (1,000)        7,376
       Provision for asset revaluation and closure costs                                       11,900             -
       Changes in operating assets and liabilities, net of the
         effect of acquisitions and dispositions:
           Accounts receivable                                                                 (2,695)     (117,440)
           Inventories, prepaid expenses and other current assets                               2,059        (8,525)
           Accounts payable and other accrued liabilities                                      16,078        49,651
           Accrued loss on discontinued operations                                             (3,245)         (184)
                                                                                          -----------   -----------
       Net cash provided by (used in) operating activities                                     46,507       (39,374)
                                                                                          -----------   -----------

Cash flows from investing activities:
   Purchases of property and equipment                                                        (39,323)      (53,692)
   Proceeds from sale of property and equipment                                                 3,131             -
   Payments for acquisitions and dispositions, net                                               (101)     (436,918)
   Change in other assets                                                                         253        (1,250)
                                                                                          -----------   -----------
       Net cash used in investing activities                                                  (36,040)     (491,860)
                                                                                          -----------   -----------

Cash flows from financing activities:
   Proceeds from credit facility                                                                    -       160,000
   Proceeds from issuance of preferred stock                                                        -       160,000
   Proceeds from issuance of common stock                                                       1,900            35
   Repurchase of common stock                                                                       -      (155,025)
   Proceeds from senior bank debt borrowings                                                  141,000       330,000
   Proceeds from issuance of senior subordinated notes                                              -       230,000
   Payment of debt and capital leases                                                        (148,989)     (164,249)
   Common and preferred stock issuance costs incurred                                               -        (2,625)
   Debt financing costs incurred                                                                    -       (26,902)
   Other                                                                                        1,678             -
                                                                                          -----------   -----------
       Net cash provided by (used in) financing activities                                     (4,411)      531,234
                                                                                          -----------   -----------

Increase in cash and cash equivalents                                                           6,056
Cash and cash equivalents at beginning of period                                                    -             -
                                                                                          -----------   -----------
Cash and cash equivalents at end of period                                                $     6,056   $         -
                                                                                          ===========   ===========

Supplemental disclosure of cash flow information:
     Cash paid for interest                                                               $    65,962   $    43,547
                                                                                          ===========   ===========
     Cash paid for income taxes, net of refunds                                           $     2,183   $         -
                                                                                          ===========   ===========

Supplemental schedule of investing activities:
  Effects of acquisitions and dispositions, net:
     Assets (acquired) disposed of, net of cash                                           $       853   $  (487,731)
     Liabilities assumed (paid)                                                                  (679)       41,353
     Issuance (repurchase) of preferred and common stock, net                                    (275)        9,460
                                                                                          -----------   -----------
       Payments for acquisitions and dispositions, net                                    $      (101)  $  (436,918)
                                                                                          ===========   ===========
Supplemental schedule of noncash investing and financing activities:
   Capital lease obligations incurred to acquire equipment                                $       668   $       205
                                                                                          ===========   ===========
   Exchange of preferred stock for common stock                                           $   189,278   $         -
                                                                                          ===========   ===========



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
IASIS Healthcare Announces Year-End Results
Page 8
December 4, 2001


                          IASIS HEALTHCARE CORPORATION
                               SEGMENT INFORMATION
              (UNAUDITED EXCEPT FOR YEAR ENDED SEPTEMBER 30, 2000)
                                 (IN THOUSANDS)


                                                                   THREE MONTHS ENDED             YEAR ENDED
                                                                      SEPTEMBER 30,              SEPTEMBER 30,
                                                                ------------------------  -------------------------
                                                                    2001         2000         2001         2000
                                                                -----------  -----------  -----------   -----------
 ACUTE CARE SERVICE:
 Net patient revenue(1)                                         $   192,341  $   184,369  $   786,680   $   732,814
 Revenue between segments                                            (1,694)      (2,573)      (7,693)       (7,073)
                                                                -----------  -----------  -----------   -----------
   Net revenue                                                      190,647      181,796      778,987       725,741
 Salaries and benefits                                               78,629       74,624      312,741       281,006
 Supplies                                                            31,858       30,697      131,970       123,023
 Other operating expenses(2)                                         39,724       41,124      161,287       152,850
 Provision for bad debts                                             18,269       16,651       73,417        60,579
                                                                -----------  -----------  -----------   -----------
   EBITDA                                                            22,167       18,700       99,572       108,283
 Interest expense, net                                               14,833       16,742       64,460        62,214
 Depreciation and amortization                                       12,882       13,278       53,038        47,406
                                                                -----------  -----------  -----------   -----------
 Loss from continuing operations before minority
   interests and income taxes(2)                                     (5,548)     (11,320)     (17,926)       (1,337)
 Provision for asset revaluation, closure and other costs                 -            -       16,612             -
 Recapitalization costs                                                   -            -            -         3,478
 Minority interests                                                     112         (178)         441            74
                                                                -----------  ------------ -----------   -----------
   Loss from continuing operations before income taxes          $    (5,660) $   (11,142) $   (34,979)  $    (4,889)
                                                                ===========  ===========  ===========   ===========

 Segment assets                                                 $   854,866  $   870,501  $   854,866   $   870,501
                                                                ===========  ===========  ===========   ===========

 Capital expenditures                                                                     $    39,308   $    53,670
                                                                                          ===========   ===========


 HEALTH CHOICE:
 Capitation premiums and other payments                         $    29,931  $    24,280  $   110,554   $    89,422
 Revenue between segments                                                 -            -            -             -
                                                                -----------  -----------  -----------   -----------
   Net revenue                                                       29,931       24,280      110,554        89,422
 Salaries and benefits                                                1,290        1,175        4,698         4,445
 Supplies                                                                77           87          362           353
 Other operating expenses                                            27,584       22,335      101,384        81,326
 Provision for bad debts                                                  -            -            -             -
                                                                -----------  -----------  -----------   -----------
   EBITDA                                                               980          683        4,110         3,298
 Interest expense (income), net                                         (70)          33         (114)          138
 Depreciation and amortization                                          (58)          33          125           153
                                                                -----------  -----------  -----------   -----------
 Earnings from continuing operations
   before minority interests and income taxes                         1,108          617        4,099         3,007
 Provision for asset revaluation, closure and other costs                 -            -            -             -
 Recapitalization costs                                                   -            -            -             -
 Minority interests                                                       -            -            -             -
                                                                -----------  -----------  -----------   -----------
   Earnings from continuing operations before income taxes      $     1,108  $       617  $     4,099   $     3,007
                                                                ===========  ===========  ===========   ===========

 Segment assets                                                 $    11,257  $     2,695  $    11,257   $     2,695
                                                                ===========  ===========  ===========   ===========

 Capital expenditures                                                                     $        15   $        22
                                                                                          ===========   ===========


(1) Amount includes $6.35 million in managed care valuation allowances for the year ended September 30, 2001.

(2) Amounts exclude provision for asset revaluation, closure and other costs and recapitalization costs.


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
IASIS Healthcare Announces Year-End Results
Page 9
December 4, 2001





                          IASIS HEALTHCARE CORPORATION
         PRO FORMA COMBINED FINANCIAL AND OPERATING DATA(1) (UNAUDITED)


                                                                THREE MONTHS ENDED                YEAR ENDED
                                                                   SEPTEMBER 30,                  SEPTEMBER 30,
                                                              ----------------------        -----------------------
                                                               2001            2000           2001           2000
                                                              -------        -------        -------         -------
Number of hospitals at end of period                               14             15             14              15

Licensed beds at end of period                                  2,520          2,685          2,520           2,685

Beds in service at end of period                                2,063          2,194          2,063           2,194

Average length of stay (days)                                     4.2            4.4            4.3             4.5

Occupancy rates (average beds in service)(2)                     41.9%          42.5%          44.7%           43.4%

Admissions                                                     19,064         19,187         80,511          76,306

    Same facility % change                                        0.6%                          4.8%

Adjusted admissions                                            31,668         30,866        130,502         124,211

    Same facility % change                                        4.0%                          4.4%

Patient days                                                   80,420         83,824        347,689         340,386

Adjusted patient days                                         129,208        130,993        545,781         537,929

Outpatient revenue as a % of gross patient revenue               37.5%          36.1%          36.1%           36.8%

(1) Unaudited historical and pro forma combined financial and operating data as if the acquisition of the Tenet hospitals was effective October 1, 1999.

(2) Excludes 71 beds at RMMC placed in service on April 10, 2000 and closed on June 2, 2001. If these beds are included, occupancy rates would have been 44.1% for the year ended September 30, 2001, 41.5% for the three months ended September 30, 2000 and 42.9% for the year ended September 30, 2000.



                                      -END-